SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 31, 2003


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation) Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


                Exhibit No.   Description of Exhibit
                ==========    =================================================
                     99.1     Press Release, dated April 5, 2004, announcing its
                              financial results for the year ended December 31, 2003.


Item 12. Results of Operations and Financial Conditions.

     On April 5, 2004, Winmill & Co. Incorporated (the "Company") issued a press release announcing financial results for the year ended December 31, 2003. A copy of the April 5, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     April 5, 2004                         /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated April 5, 2004

                                                                    Exhibit 99.1



                      Winmill & Co. Incorporated Announces
                      Financial Results for the Year Ended
                                December 31, 2003


New York - Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the year ended December 31, 2003.


                                                               2003                 2002
Revenues:
   Management, distribution and other fees                 $   1,459,747        $   1,469,731
   Realized and unrealized gains from investments              1,211,157              161,794
   Dividends, interest and other                                  29,649              179,243
                                                           -------------        -------------
                                                               2,700,553            1,810,768
                                                           -------------        -------------

Expenses:
   General and administrative                                    725,016              772,827
   Marketing                                                     441,876              493,405
   Expense reimbursements to the Funds                           153,001              179,716
   Professional fees                                              76,500               92,035
   Depreciation and amortization                                  67,962               57,159
                                                           -------------        -------------
                                                               1,464,355            1,595,142
                                                           -------------        -------------

Income before income taxes                                     1,236,198              215,626
Income taxes                                                     505,582               78,300
                                                           -------------        -------------
Net Income                                                 $     730,616        $     137,326
                                                           -------------        -------------

Per Share Data:
   Basic
      Net income                                                 $   .46               $  .08
                                                           -------------        -------------
   Diluted
      Net income                                                 $   .45               $  .08
                                                           -------------        -------------

Average Shares Outstanding:
   Basic                                                       1,596,946            1,638,403
   Diluted                                                     1,631,344            1,649,129



Contact: William G. Vohrer
         Treasurer
         1-212-785-0900 ext. 279
         wvohrer@winmillco.com